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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2000

                           INVISION TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                  0-28236                       94-3123544
           (Commission File No.)      (IRS Employer Identification No.)

                             7151 GATEWAY BOULEVARD
                            NEWARK, CALIFORNIA 94560
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (510) 739-2400

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 24, 2000, the Company's Board of Directors approved a change in the Company's independent accountants for the current fiscal year, from PricewaterhouseCoopers LLP ("PwC") to Deloitte & Touche LLP ("Deloitte & Touche") due to an independence issue. The brother of the Company's Chief Financial Officer is a partner with PwC and was transferred in April, 2000 to an office within 500 miles of the Company's headquarters, rendering PwC unable to act as the Company's independent accountants pursuant to longstanding interpretive guidance regarding independence issued by the Securities and Exchange Commission ("SEC"). The decision to change accountants was approved by the audit committee of the Board of Directors, and by the Board of Directors, effective April 24, 2000.

         The reports of PwC for the fiscal years ended December 31, 1998 and December 31, 1999, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 1998 and December 31, 1999, and the interim period from January 1, 2000 through April 24, 2000, there were no disagreements between the Company and PwC on any accounting principles or practices, financial statement disclosures or auditing scope or procedure, which, if not resolved to the satisfaction of PwC would have caused it to make reference to the subject matter of the disagreement in connection with its reports. No event described in paragraph (a)(1)(v) of Item 304 of Regulation S-K promulgated by the SEC has occurred within the Company's fiscal years ending December 31, 1998 and December 31, 1999, or the period from January 1, 2000 through April 24, 2000.

         The Company has provided PwC with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of PwC to the disclosures set forth in the section.

         The Company did not consult with Deloitte & Touche during the fiscal years ended December 31, 1998 and December 31, 1999, and the interim period from January 1, 2000 through April 24, 2000, on any matter which was the subject of any disagreement or any reportable event or on the application of accounting principles to a specified transaction, either completed or proposed.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    16   LETTER FROM REGISTRANT'S PRIOR INDEPENDENT ACCOUNTANTS.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INVISION TECHNOLOGIES, INC.

Dated: April 27, 2000             By: /s/ Sergio Magistri
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                                      Sergio Magistri
                                      President and Chief Executive Officer